SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 22, 2006
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-137018	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)
4000 Horizon Way
Irving, Texas		75063
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-137018) filed with the Securities and Exchange Commission (the “Commission”) on December 12, 2006 (the “Registration Statement”), pursuant to which the Registrant registered $10,372,447,590 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 12, 2006 and the related Prospectus Supplement dated December 22, 2006 (collectively, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2006-4 (the “Offered Securities”).

The Registrant is filing this Current Report on Form 8-K to file the supplemental tax opinion of Andrews Kurth LLP as Exhibit 8.2 to the Registration Statement and the related consent as Exhibit 23.2.

Item 9.01.   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.     Description

8.2	Supplemental Tax Opinion of Andrews Kurth LLP

23.2	Consent of Andrews Kurth LLP (contained in the opinion filed as Exhibit 8.2)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

December 27, 2006	By:	/s/ Alfred Chang
Alfred Chang
Vice President